Supplement dated December 10, 2018 to

PNC Funds Prospectus and

PNC Total Return Advantage Fund Summary Prospectus, each dated September 28, 2018, and

PNC Funds Statement of Additional Information dated November 21, 2018, each as supplemented

PNC Total Return Advantage Fund (the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, statement of additional information and summary prospectus and should be read in conjunction with those documents.

Effective upon the close of business on December 7, 2018, the Fund’s management fee has been lowered to 0.30% of the Fund’s average daily net assets. In addition, the Fund’s expense limitation agreement with respect to Class A and Class I shares of the Fund has been amended to lower the expense limitation with respect to each class of the Fund as shown in the table below. Accordingly, the Fund’s Annual Fund Operating Expenses table in the Fund’s Summary Prospectus and Prospectus is re-stated as follows:

	Class A		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.50	%(2)	None
Redemption Fees	None		None

	Class A			Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)		0.30%			0.30%
Distribution (12b-1) Fees		0.01	%(4)		None
Other Expenses(3)		0.43%			0.18%
Shareholder Servicing Fees	0.25%			None
Other	0.18%			0.18%
Total Annual Fund Operating Expenses		0.74%			0.48%
Fee Waiver and Expense Reimbursement(5)		0.13	%(3)		0.13	%(3)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)		0.61%			0.35%

(1)                   A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.

(2)                   This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(3)                   Expense information has been restated to reflect fees effective December 10, 2018.

(4)                   The Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The Board of Trustees (the “Board”) has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through December 7, 2019, at which time the Board will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

(5)                   The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.61% and 0.35% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through December 7, 2019, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$510	$682	$869	$1,410
Class I Shares	$36	$141	$256	$591

All other references to the Fund’s previously effective management fee rate and expense limitation agreement are hereby revised.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP-PRO-121018